Financial instruments and risk management	12 Months Ended
Jun. 30, 2018
Text block1 [abstract]
Financial instruments and risk management

15. Financial instruments and risk management

Accounting policies

Financial assets and liabilities are initially recorded at fair value including, where permitted by IFRS 9, any directly attributable transaction costs. For those financial assets that are not subsequently held at fair value, the group assesses whether there is evidence of impairment at each balance sheet date.

The group classifies its financial assets and liabilities into the following categories: financial assets and liabilities at amortised cost, financial assets and liabilities at fair value through profit and loss and financial assets at fair value through other comprehensive income.

The accounting policies for other investments and loans are described in note 12, for trade and other receivables and payables in note 14 and for cash and cash equivalents in note 16.

Financial assets and liabilities at fair value through profit or loss include derivative assets and liabilities. Where financial assets or liabilities are eligible to be carried at either amortised cost or fair value through other comprehensive income the group does not apply the fair value option.

Derivative financial instruments are carried at fair value using a discounted cash flow model based on market data applied consistently for similar types of instruments. Gains and losses on derivatives that do not qualify for hedge accounting treatment are taken to the income statement as they arise.

Other financial liabilities are carried at amortised cost unless they are part of a fair value hedge relationship. The difference between the initial carrying amount of the financial liabilities and their redemption value is recognised in the income statement over the contractual terms using the effective interest rate method.

Hedge accounting

The group designates and documents certain derivatives as hedging instruments against changes in fair value of recognised assets and liabilities (fair value hedges), highly probable forecast transactions or the cash flow risk from a change in exchange or interest rates (cash flow hedges) and hedges of net investments in foreign operations (net investment hedges). The designated portion of the hedging instruments is included in other financial assets and liabilities on the consolidated balance sheet. The effectiveness of such hedges is assessed at inception and at least on a quarterly basis, using prospective testing. Methods used for testing effectiveness include dollar offset, critical terms, regression analysis and hypothetical models.

Fair value hedges are used to manage the currency and/or interest rate risks to which the fair value of certain assets and liabilities are exposed. Changes in the fair value of the derivatives are recognised in the income statement, along with any changes in the relevant fair value of the underlying hedged asset or liability.

If such a hedge relationship no longer meets hedge accounting criteria, fair value movements on the derivative continue to be taken to the income statement while any fair value adjustments made to the underlying hedged item to that date are amortised through the income statement over its remaining life using the effective interest rate method.

Cash flow hedges are used to hedge the foreign currency risk of highly probable future foreign currency cash flows, as well as the cash flow risk from changes in exchange or interest rates. The effective portion of the gain or loss on the hedges is recognised in other comprehensive income, while any ineffective part is recognised in the income statement. Amounts recorded in other comprehensive income are recycled to the income statement in the same period in which the underlying foreign currency or interest exposure affects the income statement.

Net investment hedges take the form of either foreign currency borrowings or derivatives. Foreign exchange differences arising on translation of net investments are recorded in other comprehensive income and included in the exchange reserve. Liabilities used as hedging instruments are revalued at closing exchange rates and the resulting gains or losses are also recognised in other comprehensive income to the extent that they are effective, with any ineffectiveness taken to the income statement. Foreign exchange contracts hedging net investments are carried at fair value. Effective fair value movements are recognised in other comprehensive income, with any ineffectiveness taken to the income statement.

The group’s funding, liquidity and exposure to foreign currency and interest rate risks are managed by the group’s treasury department. The treasury department uses a range of financial instruments to manage these underlying risks.

Treasury operations are conducted within a framework of board approved policies and guidelines, which are recommended and monitored by the finance committee, chaired by the Chief Financial Officer. The policies and guidelines include benchmark exposure and/or hedge cover levels for key areas of treasury risk which are periodically reviewed by the Board following, for example, significant business, strategic or accounting changes. The framework provides for limited defined levels of flexibility in execution to allow for the optimal application of the board approved strategies. Transactions arising from the application of this flexibility are carried at fair value, gains or losses are taken to the income statement as they arise and are separately monitored on a daily basis using Value at Risk analysis. In the years ended 30 June 2018 and 30 June 2017 gains and losses on these transactions were not material. The group does not use derivatives for speculative purposes. All transactions in derivative financial instruments are initially undertaken to manage the risks arising from underlying business activities.

The group purchases insurance for commercial or, where required, for legal or contractual reasons. In addition, the group retains insurable risk where external insurance is not considered an economic means of mitigating these risks.

The finance committee receives a monthly report on the key activities of the treasury department, which would identify any exposures which differ from the defined benchmarks, should they arise.

(a) Currency risk

The group presents its consolidated financial statements in sterling and conducts business in many currencies. As a result, it is subject to foreign currency risk due to exchange rate movements, which will affect the group’s transactions and the translation of the results and underlying net assets of its operations. To manage the currency risk the group uses certain financial instruments. Where hedge accounting is applied, hedges are documented and tested for effectiveness on an ongoing basis. Diageo expects hedges entered into to continue to be effective and therefore does not expect the impact of ineffectiveness on the consolidated income statement to be material.

Hedge of net investment in foreign operations

The group hedges a certain portion of its exposure to fluctuations in the sterling value of its foreign operations by designating borrowings held in foreign currencies and using foreign currency spots, forwards, swaps and other financial derivatives. For the year ended 30 June 2018 the group’s policy was to maintain total net investment Value at Risk below £1.5 billion, where Value at Risk is defined as the maximum amount of loss over a one-year period with a 95% probability confidence level.

At 30 June 2018 foreign currency borrowings and financial derivatives designated in net investment hedge relationships amounted to £5,238 million (2017 – £6,746 million).

Hedge of foreign currency debt

The group uses cross currency interest rate swaps to hedge the foreign currency risk associated with certain foreign currency denominated borrowings.

Transaction exposure hedging

The group’s policy is to hedge up to 24 months forecast transactional foreign currency risk on the net US dollar exposure of the group targeting 75% coverage for the current financial year and up to 18 months for other currency pairs. The group’s exposure to foreign currency risk arising principally on forecasted sales transactions is managed using forward agreements.

(b) Interest rate risk

The group has an exposure to interest rate risk, arising principally on changes in US dollar, euro and sterling interest rates. To manage interest rate risk, the group manages its proportion of fixed to floating rate borrowings within limits approved by the Board, primarily through issuing fixed and floating rate borrowings and commercial paper, and by utilising interest rate swaps. These practices aim to minimise the group’s net finance charges with acceptable year on year volatility. To facilitate operational efficiency and effective hedge accounting, the group’s policy is to maintain fixed rate borrowings within a band of 40% to 60% of forecast net borrowings. For these calculations, net borrowings exclude interest rate related fair value adjustments. The majority of the group’s existing interest rate derivatives are designated as hedges and are expected to be effective. Fair value of these derivatives is recognised in the income statement, along with any changes in the relevant fair value of the underlying hedged asset or liability. The group’s net borrowings interest rate profile as at 30 June 2018 and 2017 is as follows:

	2018		2017
	£ million	%	£ million	%
Fixed rate	4,739	52	4,443	57
Floating rate(i)	4,245	47	3,336	42
Impact of financial derivatives and fair value adjustments	107	1	113	1

Net borrowings	9,091	100	7,892	100

(i)	The floating rate portion of net borrowings includes cash and cash equivalents, collaterals, floating rate loans and bonds, bank overdrafts and finance lease obligations.

The table below sets out the average monthly net borrowings and effective interest rate:

Average monthly net borrowings			Effective interest rate
2018 £ million	2017 £ million	2016 £ million	2018%	2017%	2016%
9,063	8,771	9,245	2.6	3.5	3.3

(1) For this calculation, net interest charge excludes fair value adjustments to derivative financial instruments and borrowings and average monthly net borrowings includes the impact of interest rate swaps that are no longer in a hedge relationship but excludes the market value adjustment for cross currency interest rate swaps.

(c) Commodity price risk

Commodity price risk is managed in line with the principles approved by the Board either through long term purchase contracts with suppliers or, where appropriate, derivative contracts. The group policy is to maintain the Value at Risk of commodity price risk arisen from commodity exposures below 75 bps of forecast gross margin in any given financial year. Where derivative contracts are used the commodity price risk exposure is hedged up to 24 months of forecast volume through exchange-traded and over-the-counter contracts (futures, forwards, swaps and options) and cash flow hedge accounting is applied.

(d) Market risk sensitivity analysis

The group uses a sensitivity analysis that estimates the impacts on the consolidated income statement and other comprehensive income of either an instantaneous increase or decrease of 0.5% in market interest rates or a 10% strengthening or weakening in sterling against all other currencies, from the rates applicable at 30 June 2018 and 30 June 2017, for each class of financial instruments with all other variables remaining constant. The sensitivity analysis excludes the impact of market risks on the net post employment benefit liabilities and assets, and corporate tax payable. This analysis is for illustrative purposes only, as in practice interest and foreign exchange rates rarely change in isolation.

The sensitivity analysis estimates the impact of changes in interest and foreign exchange rates. All hedges are expected to be highly effective for this analysis and it considers the impact of all financial instruments including financial derivatives, cash and cash equivalents, borrowings and other financial assets and liabilities. The results of the sensitivity analysis should not be considered as projections of likely future events, gains or losses as actual results in the future may differ materially due to developments in the global financial markets which may cause fluctuations in interest and exchange rates to vary from the hypothetical amounts disclosed in the table below.

	Impact on income statement gain/(loss)		Impact on consolidated comprehensive income gain/(loss)(i) (ii)
	2018 £ million	2017 £ million	2018 £ million	2017 £ million
0.5% decrease in interest rates	(19)	(20)	(18)	(12)
0.5% increase in interest rates	19	20	19	13
10% weakening of sterling	(15)	(19)	(833)	(835)
10% strengthening of sterling	11	16	680	684

(i)	The impact on foreign currency borrowings and derivatives in net investment hedges is largely offset by the foreign exchange difference arising on the translation of net investments.
(ii)	The impact on the consolidated statement of comprehensive income includes the impact on the income statement.

(e) Credit risk

Credit risk refers to the risk that a counterparty will default on its contractual obligations resulting in financial loss to the group. Credit risk arises on cash balances (including bank deposits and cash and cash equivalents), derivative financial instruments and credit exposures to customers, including outstanding loans, trade and other receivables, financial guarantees and committed transactions.

The carrying amount of financial assets represents the group’s exposure to credit risk at the balance sheet date as disclosed in section (i), excluding the impact of any collateral held or other credit enhancements. A financial asset is in default when the counterparty fails to pay its contractual obligations. Financial assets are written off when there is no reasonable expectation of recovery.

Credit risk is managed separately for financial and business related credit exposures.

Financial credit risk

Diageo aims to minimise its financial credit risk through the application of risk management policies approved and monitored by the Board. Counterparties are predominantly limited to major banks and financial institutions, primarily with a long term credit rating within the A band or better, and the policy restricts the exposure to any one counterparty by setting credit limits taking into account the credit quality of the counterparty. The group’s policy is designed to ensure that individual counterparty limits are adhered to and that there are no significant concentrations of credit risk. The Board also defines the types of financial instruments which may be transacted. The credit risk arising through the use of financial instruments for currency and interest rate risk management is estimated with reference to the fair value of contracts with a positive value, rather than the notional amount of the instruments themselves. Diageo annually reviews the credit limits applied and regularly monitors the counterparties’ credit quality reflecting market credit conditions.

When derivative transactions are undertaken with bank counterparties, the group may, where appropriate, enter into certain agreements with such bank counterparties whereby the parties agree to post cash collateral for the benefit of the other if the net valuations of the derivatives are above a predetermined threshold. At 30 June 2018, the collateral held under these agreements amounted to $71 million (£54 million) (2017 – $96 million (£74 million)).

Business related credit risk

Loan, trade and other receivables exposures are managed locally in the operating units where they arise and active risk management is applied, focusing on country risk, credit limits, ongoing credit evaluation and monitoring procedures. There is no significant concentration of credit risk with respect to loans, trade and other receivables as the group has a large number of customers which are internationally dispersed.

(f) Liquidity risk

Liquidity risk is the risk that Diageo may encounter difficulties in meeting its obligations associated with financial liabilities that are settled by delivering cash or other financial assets. The group uses short term commercial paper to finance its day-to-day operations. The group’s policy with regard to the expected maturity profile of borrowings is to limit the amount of such borrowings maturing within 12 months to 50% of gross borrowings less money market demand deposits, and the level of commercial paper to 30% of gross borrowings less money market demand deposits. In addition, the group’s policy is to maintain backstop facilities with relationship banks to support commercial paper obligations.

The following tables provide an analysis of the anticipated contractual cash flows including interest payable for the group’s financial liabilities and derivative instruments on an undiscounted basis. Where interest payments are calculated at a floating rate, rates of each cash flow until maturity of the instruments are calculated based on the forward yield curve prevailing at the respective year ends. The gross cash flows of cross currency swaps are presented for the purposes of this table. All other derivative contracts are presented on a net basis. Financial assets and liabilities are presented gross in the consolidated balance sheet, although in practice, the group uses netting arrangements to reduce its liquidity requirements on these instruments.

Contractual cash flows

	Due within 1 year £ million	Due between 1 and 3 years £ million	Due between 3 and 5 years £ million	Due after 5 years £ million	Total £ million	Carrying amount at balance sheet date £ million
2018
Borrowings(i)	(1,828)	(2,055)	(2,117)	(3,950)	(9,950)	(9,902)
Interest on borrowings(i), (iii)	(341)	(472)	(382)	(1,385)	(2,580)	(100)
Finance lease capital repayments	(30)	(66)	(34)	(25)	(155)	(155)
Finance lease future interest payments	(7)	(9)	(5)	(1)	(22)	—
Trade and other financial liabilities(ii)	(3,117)	(28)	(1)	(230)	(3,376)	(3,318)

Non-derivative financial liabilities	(5,323)	(2,630)	(2,539)	(5,591)	(16,083)	(13,475)

Cross currency swaps (gross)
– Receivable	60	121	840	1,487	2,508	—
– Payable	(41)	(83)	(824)	(1,070)	(2,018)	—
Other derivative instruments (net)	(1)	(30)	(2)	5	(28)	—

Derivative instruments (iii)	18	8	14	422	462	90

2017
Borrowings(i)	(2,458)	(1,253)	(1,350)	(3,998)	(9,059)	(9,042)
Interest on borrowings(i), (iii)	(334)	(421)	(366)	(1,461)	(2,582)	(68)
Finance lease capital repayments	(26)	(74)	(41)	(42)	(183)	(183)
Finance lease future interest payments	(9)	(12)	(7)	(3)	(31)	—
Trade and other financial liabilities(ii)	(2,693)	(34)	(173)	(3)	(2,903)	(2,889)

Non-derivative financial liabilities	(5,520)	(1,794)	(1,937)	(5,507)	(14,758)	(12,182)

Cross currency swaps (gross)
– Receivable	61	122	122	2,302	2,607	—
– Payable	(41)	(82)	(82)	(1,853)	(2,058)	—
Other derivative instruments (net)	(94)	13	2	—	(79)	—

Derivative instruments (iii)	(74)	53	42	449	470	110

(i)	For the purpose of these tables above, borrowings are defined as gross borrowings excluding finance lease liabilities and fair value of derivative instruments as disclosed in note 16.
(ii)	Primarily consists of trade and other payables that meet the definition of financial liabilities under IAS 32.
(iii)	Carrying amount of interest on borrowings and interest on derivatives and interest on other payable is included within interest payable in note 14.

The group had available undrawn committed bank facilities as follows:

	2018 £ million	2017 £ million
Expiring within one year	788	481
Expiring between one and two years	—	900
Expiring after two years	1,864	1,219

	2,652	2,600

The facilities can be used for general corporate purposes and, together with cash and cash equivalents, support the group’s commercial paper programmes.

There are no financial covenants on the group’s material short and long term borrowings. Certain of these borrowings contain cross default provisions and negative pledges.

The committed bank facilities are subject to a single financial covenant, being minimum interest cover ratio of two times (defined as the ratio of operating profit before exceptional items, aggregated with share of after tax results of associates and joint ventures, to net interest). They are also subject to pari passu ranking and negative pledge covenants.

Any non-compliance with covenants underlying Diageo’s financing arrangements could, if not waived, constitute an event of default with respect to any such arrangements, and any non-compliance with covenants may, in particular circumstances, lead to an acceleration of maturity on certain borrowings and the inability to access committed facilities. Diageo was in full compliance with its financial, pari passu ranking and negative pledge covenants in respect of its material short and long term borrowings throughout each of the years presented.

$900 million (£682 million) of the $3.5 billion (£2,652 million) available undrawn committed bank facilities have been ring-fenced, as a backstop to Diageo’s normal funding sources, for the cost of acquiring the shares in Sichuan Shuijingfang Company Limited until settlement is completed.

(g) Fair value measurements

Fair value measurements of financial instruments are presented through the use of a three-level fair value hierarchy that prioritises the valuation techniques used in fair value calculations.

The group maintains policies and procedures to value instruments using the most relevant data available. If multiple inputs that fall into different levels of the hierarchy are used in the valuation of an instrument, the instrument is categorised on the basis of the most subjective input.

Foreign currency forwards and swaps, cross currency swaps and interest rate swaps are valued using discounted cash flow models. These models use inputs at levels 1 and 2, such as exchange rates and interest rates. These market inputs are used in the discounted cash flow calculation incorporating the instrument’s term, notional amount and discount rate, and taking credit risk into account. As significant inputs to the valuation are observable in active markets, these instruments are categorised as level 2 in the hierarchy.

Other financial liabilities include a put option, which does not expire, held by Industrias Licoreras de Guatemala (ILG) to sell the remaining 50% equity stake in Rum Creations & Products Inc, the owner of the Zacapa rum brand, to Diageo. The liability is fair valued and as at 30 June 2018 £164 million (30 June 2017—£183 million) was recognised with changes in fair value included in retained earnings. For further information on accounting policies see note 9. As the valuation of this option uses assumptions not observable in the market, it is categorised as level 3 in the hierarchy. As at 30 June 2018 because it is unknown when or if ILG will exercise the option the liability is measured as if the exercise date is on the last day of the next financial year considering forecast future performance (in prior years the potential liability also assumed a possible exercise date).

The option is sensitive to reasonably possible changes in assumptions. If the option were to be exercised two years later, the fair value of the liability would increase by approximately £30 million.

The group’s financial assets and liabilities measured at fair value are categorised as follows:

	2018 £ million	2017 (restated(i)) £ million
Derivative assets	217	348
Derivative liabilities	(123)	(232)

Valuation techniques based on observable market input (Level 2)	94	116

Financial assets – other	89	39
Financial liabilities – other	(164)	(183)

Valuation techniques based on unobservable market input (Level 3)	(75)	(144)

(i)	Restated to include loans and advances to associates and third parties.

The movements in level 3 instruments, measured on a recurring basis, are as follows:

	Financial liabilities - other
	2018 £ million	2017 £ million
At 1 July	(183)	(165)
Net losses included in the income statement	—	(8)
Net gains/(losses) included in exchange in other comprehensive income	3	(4)
Net gains/(losses) included in retained earnings	7	(12)
Settlement of liabilities	9	6

At 30 June	(164)	(183)

In the year ended 30 June 2018 the £50 million (30 June 2017 – £39 million) movement in financial assets – other instruments is due to additions.

There were no transfers between levels during the two years ended 30 June 2018 and 30 June 2017.

(h) Results of hedge relationships

The group targets a one-to-one hedge ratio. Strengths of the economic relationship between the hedged item and the hedging instrument is analysed on an ongoing basis. Ineffectiveness can arise from subsequent change in the forecast transactions as a result of timing, cash flows or value except when the critical terms of the hedging instrument and hedged item are closely aligned. The change in the credit risk of the hedging instruments or the hedged items is not expected to be the primary factor in the economic relationship.

The notional amounts, contractual maturities and rates of the hedging instruments designated in hedging relationships as of 30 June 2018 by the main risk categories are as follows:

	Notional amounts £ million	Maturity	Range of hedged rates
2018
Net investment hedges
Derivatives in net investment hedges of foreign operations	1,068	July 2018	US dollar 1.32
Cash flow hedges
Derivatives in cash flow hedge (foreign currency debt)	1,553	April 2023-April 2043	US dollar 1.22-1.88
Derivatives in cash flow hedge (foreign exchange risk)	1,197	September 2018-December 2019	US dollar 1.24-1.47, euro 1.06-1.18
Derivatives in cash flow hedge (commodity price risk)	30	July 2018-March 2020	Corn 152.76 - 164.17 USD/t Aluminium 2058.75-2204 USD/MT
Fair value hedges
Derivatives in fair value hedge (interest rate risk)	3,597	July 2018-May 2028	(0.26)-3.09%
2017
Net investment hedges
Derivatives in net investment hedges of foreign operations	1,919	July 2017	US dollar 1.26-1.30, euro 1.14
Cash flow hedges
Derivatives in cash flow hedge (foreign currency debt)	1,577	April 2023-April 2043	US dollar 1.22-1.88
Derivatives in cash flow hedge (foreign exchange risk)	893	July 2017-Dec 2018	US dollar 1.23-1.51, euro 1.09-1.31
Derivatives in cash flow hedge (commodity price risk)	8	July 2017-June 2018	Corn 141.73 USD/t Aluminium 1912-1931 USD/ MT
Fair value hedges
Derivatives in fair value hedge (interest rate risk)	3,305	October 2017-April 2023	0.93-2.12%

For hedges of the cash flow risk from a change in forward exchange rates using cross currency interest rate swaps, the retranslation of the related bond principal to closing exchange rates and recognition of interest on the related bonds will affect the income statement in each year until the related bonds mature in 2023, 2036 and 2043. Exchange retranslation and the interest on the hedged bonds in the income statement are expected to offset those on the cross currency swaps in each of the years.

In respect of cash flow hedging instruments, a loss of £57 million (2017 – £29 million loss; 2016 – £31 million gain) has been recognised in other comprehensive income due to changes in fair value. A gain of £7 million has been transferred out of other comprehensive income to other operating expenses and a loss of £6 million to other finance charges, respectively (2017 – a loss of £143 million and a gain of £42 million; 2016—a loss of £66 million and a gain of £211 million) to offset the foreign exchange impact on the underlying transactions.

For cash flow hedges of forecast transactions at 30 June 2018, based on year end interest and exchange rates, there is expected to be a loss to the income statement of £7 million in the year ending 30 June 2019 and a loss of £9 million in the year ending 30 June 2020.

For hedges, that are no longer applicable at 30 June 2018, a loss of £21 million (2017—a loss of £21 million) in respect of hedges of foreign currency borrowings is reported in reserves. There was no significant ineffectiveness on net investment and cash flow hedges during the year ended 30 June 2018.

The loss on fair value hedging instruments for the year was £12 million (2017 – a loss of £36 million) and the gain on the hedged item attributable to the hedged risk was £12 million (2017 – a gain of £43 million). At 30 June 2018 the accumulated fair value changes on the hedged items is £17 million (2017 – £5 million).

(i) Reconciliation of financial instruments

The table below sets out the group’s accounting classification of each class of financial assets and liabilities:

	Fair value through income statement £ million	Fair value through other comprehensive income £ million	Assets and liabilities at amortised cost £ million	Not categorised as a financial instrument £ million	Total £ million	Current £ million	Non-current £ million
2018
Other investments and loans(i)	89	—	14	2	105	—	105
Trade and other receivables	—	—	2,429	295	2,724	2,678	46
Cash and cash equivalents	—	—	874	—	874	874	—
Derivatives in fair value hedge (interest rate risk)	7	—	—	—	7	—	7
Derivatives in cash flow hedge (foreign currency debt)	160	—	—	—	160	—	160
Derivatives in cash flow hedge (foreign currency exchange risk)	9	—	—	—	9	9	—
Derivatives in net investment hedge	1	—	—	—	1	1	—
Other instruments at fair value	40	—	—	—	40	25	15

Total other financial assets	217	—	—	—	217	35	182

Total financial assets	306	—	3,317	297	3,920	3,587	333

Borrowings(ii)	—	—	(9,902)	—	(9,902)	(1,828)	(8,074)
Trade and other payables	—	—	(3,258)	(901)	(4,159)	(3,950)	(209)
Derivatives in fair value hedge (interest rate risk)	(22)	—	—	—	(22)	—	(22)
Derivatives in cash flow hedge (foreign currency debt)	(48)	—	—	—	(48)	—	(48)
Derivatives in cash flow hedge (foreign currency exchange risk)	(25)	—	—	—	(25)	(9)	(16)
Derivatives in net investment hedge	(4)	—	—	—	(4)	(4)	—
Other instruments at fair value	(188)	—	—	—	(188)	(186)	(2)
Finance leases	—	—	(155)	—	(155)	(31)	(124)

Total other financial liabilities	(287)	—	(155)	—	(442)	(230)	(212)

Total financial liabilities	(287)	—	(13,315)	(901)	(14,503)	(6,008)	(8,495)

Total net financial assets/(liabilities)	19	—	(9,998)	(604)	(10,583)	(2,421)	(8,162)

2017
Other investments and loans (iii)	39	—	17	2	58	—	58
Trade and other receivables	—	—	2,406	244	2,650	2,592	58
Cash and cash equivalents	—	—	1,191	—	1,191	1,191	—
Derivatives in cash flow hedge (foreign currency debt)	217	—	—	—	217	—	217
Derivatives in cash flow hedge (foreign currency exchange risk)	17	—	—	—	17	8	9
Derivatives in net investment hedge	49	—	—	—	49	49	—
Other instruments at fair value	65	—	—	—	65	24	41

Total other financial assets	348	—	—	—	348	81	267

Total financial assets	387	—	3,614	246	4,247	3,864	383

Borrowings(ii)	—	—	(9,042)	—	(9,042)	(2,459)	(6,583)
Trade and other payables	—	—	(2,780)	(807)	(3,587)	(3,563)	(24)
Derivatives in fair value hedge (interest rate risk)	(2)	—	—	—	(2)	(1)	(1)
Derivatives in cash flow hedge (foreign currency debt)	(24)	—	—	—	(24)	—	(24)
Derivatives in cash flow hedge (foreign currency exchange risk)	(48)	—	—	—	(48)	(47)	(1)
Derivatives in net investment hedge	(6)	—	—	—	(6)	(6)	—
Other instruments at fair value	(335)	—	—	—	(335)	(135)	(200)
Finance leases	—	—	(183)	—	(183)	(26)	(157)

Total other financial liabilities	(415)	—	(183)	—	(598)	(215)	(383)

Total financial liabilities	(415)	—	(12,005)	(807)	(13,227)	(6,237)	(6,990)

Total net financial assets/(liabilities)	(28)	—	(8,391)	(561)	(8,980)	(2,373)	(6,607)

(i)	Other investments and loans are including those in relation to associates.
(ii)	Borrowings are defined as gross borrowings excluding finance lease liabilities and the fair value of derivate instruments.
(iii)	Restated to include loans and advances to associates and third parties.

At 30 June 2018 and 30 June 2017, the carrying values of cash and cash equivalents, other financial assets and liabilities approximate to fair values. At 30 June 2018 the fair value of borrowings, based on unadjusted quoted market data, was £10,304 million (2017 – £9,641 million).

(j) Capital management

The group’s management is committed to enhancing shareholder value in the long term, both by investing in the businesses and brands so as to deliver continued improvement in the return from those investments and by managing the capital structure. Diageo manages its capital structure to achieve capital efficiency, provide flexibility to invest through the economic cycle and give efficient access to debt markets at attractive cost levels. This is achieved by targeting an adjusted net borrowings (net borrowings aggregated with post employment benefit liabilities) to EBITDA leverage of 2.5 – 3.0 times, this range for Diageo being currently broadly consistent with an A band credit rating. Diageo would consider operating outside of this range in order to effect strategic initiatives within its stated goals, which could have an impact on its rating. If Diageo’s leverage was to be negatively impacted by the financing of an acquisition, it would seek over time to return to the range of 2.5 – 3.0 times. The group regularly assesses its debt and equity capital levels against its stated policy for capital structure. For the year ended 30 June 2018 the adjusted net borrowings to adjusted EBITDA ratio was 2.2 times. For this calculation net borrowings are adjusted by post employment benefit liabilities (as at 30 June 2018 – £872 million) whilst adjusted EBITDA (year ended 30 June 2018 – £4,496 million) comprises operating profit excluding exceptional operating items and depreciation, amortisation and impairment and includes share of after tax results of associates and joint ventures.